SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Clearside Biomedical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 20, 2018, for Clearside Biomedical, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/CLSD. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 10, 2018. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/CLSD Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL paper@investorelections.com INTERNET www.investorelections.com/CLSD TELEPHONE (866) 648-8133 * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 12 digit control number located in the shaded gray box below. ACCOUNT NO. SHARES Notice of Annual Meeting of Clearside Biomedical, Inc. Date: June 20, 2018 Time: 8:00 A.M. (Local Time) Place: 900 North Point Parkway, Suite 200, Alpharetta, Georgia 30005 The purpose of the Annual Meeting is to take action on the following proposals: 1. Election of Directors Nominees: 01 Gerald D. Cagle, Ph.D. 03 William D. Humphries02 Richard Croarkin To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2018. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting or any adjournments thereof, the person(s) named in this proxy will vote in their discretion, all as more specifically set forth in the Notice of Annual Meeting and Proxy Statement dated April 27, 2018, receipt of which is hereby acknowledged. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” the ratification of Ernst & Young LLP as independent auditors.